AMENDMENT TO FOUNDERS' SHAREHOLDER AGREEMENT

     AMENDMENT, dated as of July 7, 1998, among Mark Weinreb, Stanley Weinreb, Stanley S. Raphael, Jerry Rosner, Trade Consultants, Inc., Pension Fund and Big City Bagels, Inc. ("Company").

     WHEREAS, Jerry Rosner ("Rosner") is transferring certain shares of Common Stock of the Company owned by him to certain of the other parties to the Founders' Shareholder Agreement, dated as of March 31, 1996, among the parties hereto ("Founders' Shareholder Agreement"); and

     WHEREAS, the parties hereto desire to remove Rosner as a party thereto;

     IT IS AGREED:

1. Effective as of the date hereof, Rosner shall no longer be considered a "Shareholder" under the Founders' Shareholder Agreement and he shall have no further rights or obligations thereunder.

2. All certificates representing shares of Common Stock of Company held by Rosner not being transferred to other parties concurrently with the execution of this Amendment shall have the restrictive legend set forth in Section 3(a) of the Founders' Shareholder Agreement removed and the Company shall eliminate any stop transfer order implemented pursuant to Section 3(b) thereof.

3. Except as expressly set forth herein, the Founders' Shareholder Agreement shall continue in full force and effect with respect to the other parties thereto.

4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one Amendment.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

                                  TRADE CONSULTANTS, INC. PENSION FUND

/s/ Mark Weinreb                        /s/ Stanley S. Raphael
________________________         By:_________________________________
Mark Weinreb                         Stanley S. Raphael, Trustee

/s/ Stanley Weinreb
_________________________
Stanley Weinreb                   BIG CITY BAGELS, INC.

/s/ Stanley S. Raphael                  /s/ Mark Weinreb
_________________________
Stanley S. Raphael                By:__________________________________
                                     Mark Weinreb, Chairman
/s/ Jerry Rosner
_________________________
Jerry Rosner



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